UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities ExchangeAct of 1934

       Date of Report (Date of earliest event reported): February 2, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         1-10089                                        51-0299573
--------------------------                   -----------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 9. Regulation FD Disclosure

     On February 2, 2004, we announced that the U.S. Bankruptcy Court in Wilmington, Delaware entered an order granting final approval for the use of the entire $45 million debtor-in-possession (DIP) financing agreement provided by The CIT Group/Business Credit, Inc. and GB Retail Funding, LLC. The full text of this press release is furnished with this report as Exhibit 99.1.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FACTORY 2-U STORES, INC.

    February 2, 2004                     By:  /s/ John W. Swygert
   ------------------                         -------------------
         Date                                 John W. Swygert
                                              Chief Financial Officer



                                  Exhibit Index



        Exhibit No.                    Description
        -----------                    -----------
        99.1                           Press release of Factory 2-U Stores, Inc.
                                       dated February 2, 2004.